DODIE KENT
                                                      Vice President and Counsel
                                                                  (212) 314-3970
                                                                   Fax: 707-1791
[AXA EQUITABLE -- MEMBER OF THE GLOBAL AXA GROUP LOGO]

                                                       March 10, 2005

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

               Re: Separate Account 45 of AXA Equitable Life Insurance Company (the "Account") (Registration Nos. 333-44996 and 811-08754, 33-83750 and 811-08754; 333-64751 and 811-08754; and
                    333-73121 and 811-08754 and 333-61380 and
                    811-08754)(Accumulator Advisor, Accumulator, Accumulator Plus, Accumulator Select, and Accumulator Elite, respectively)

Commissioners:

     AXA Equitable, on behalf of Registrant, has sent to contract owners the annual reports, for the period ended December 31, 2004, for the following underlying mutual funds ("Funds") in which Registrant invests:

  o  AXA Premier VIP Trust
     Underlying funds: AXA Aggressive Allocation; AXA Conservative Allocation; AXA Conservative-Plus Allocation; AXA Moderate Allocation; AXA Moderate-Plus Allocation; AXA Premier VIP Aggressive Equity; AXA Premier VIP Core Bond; AXA Premier VIP Health Care; AXA Premier VIP High Yield;
     AXA Premier VIP International Equity; AXA Premier VIP Large Cap Core Equity; AXA Premier VIP Large Cap Growth; AXA Premier VIP Large Cap Value; AXA Premier VIP Small/Mid Cap Growth; AXA Premier VIP Small/Mid Cap Value; AXA Premier VIP Technology
  o  EQ Advisors Trust
     Underlying funds: EQ/Alliance Common Stock; EQ/Alliance Growth and Income; EQ/Alliance Intermediate Government Securities;EQ/Alliance International; EQ/Alliance Premier Growth; EQ/Alliance Quality Bond; EQ/Alliance Small Cap Growth; EQ/Bernstein Diversified value; EQ/Calvert Socially Responsible; EQ/Capital Guardian Growth; EQ/Capital Guardian International; EQ/Capital Guardian Research; EQ/Capital Guardian U.S. Equity; EQ/Emerging Markets Equity; EQ/Enterprise Equity; EQ/Enterprise Equity Income; EQ/Enterprise Growth; EQ/Enterprise Growth and Income; EQ/Enterprise Small Company Growth; EQ/Enterprise Small Company Value; EQ/Equity 500 Index; EQ/Evergreen Omega; EQ/FI Mid Cap; EQ/FI Small/Mid Cap Value; EQ/J.P. Morgan Core Bond; EQ/JP Morgan Value Opportunities; EQ/Janus Large Cap Growth; EQ/Lazard Small Cap Value; EQ/Marsico Focus; EQ/Mercury Basic Value Equity; EQ/Mercury International Value; EQ/MFS Emerging Growth Companies; EQ/MFS Investors Trust; EQ/Money Market; EQ/Small Company Index
o  Barr Rosenberg Variable Insurance Trust
     Underlying fund:  Laudus Rosenberg VIT Value Long/Short Equity
  o  The Universal Institutional Funds, Inc.
     Underlying fund:  U.S. Real Estate

     Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

     AXA Equitable understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

     Please direct any question or comment regarding the enclosed to the undersigned at (212) 314-3970.



                                                     Very truly yours,

                                                     /s/ Dodie Kent
                                                     ------------------
                                                     Dodie Kent


                      AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104